EXHIBIT 10.2
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NEITHER  THE ISSUANCE AND SALE OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE
NOR THE SECURITIES INTO WHICH THESE SECURITIES ARE EXERCISABLE HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE
SECURITIES LAWS. THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED (I) IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR (B) AN OPINION OF COUNSEL (WHICH COUNSEL SHALL BE SELECTED BY THE HOLDER), IN A GENERALLY ACCEPTABLE FORM, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR (II) UNLESS SOLD PURSUANT TO RULE 144 OR RULE 144A UNDER SAID ACT. NOTWITHSTANDING THE FOREGOING, THE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN OR FINANCING ARRANGEMENT SECURED BY THE SECURITIES.

                               ENTECH SOLAR, INC.
                        WARRANT TO PURCHASE COMMON STOCK

Warrant No.: 2010-1                            Issuance Date:  February 19, 2010

Number of Warrant Shares:  40,909,091

Initial Exercise Price:  $0.165 per share

     Entech Solar, Inc., a Delaware corporation ("Company"), hereby certifies
                                                  -------
that, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Socius CG II, Ltd., a Bermuda exempted company, the holder hereof or its designees or assigns ("Holder"), is entitled, subject to the terms set forth herein, to purchase from the Company, at the Exercise Price then in effect, upon exercise of this Warrant to Purchase Common Stock (including any warrant issued in exchange, transfer or replacement hereof, the "Warrant"), at any time or times after issuance of the Warrant and until 11:59 p.m. Eastern time on the fifth anniversary of the Issuance Date, subject to acceleration pursuant to Section 3.3 hereof, that number of duly authorized, validly issued, fully paid and non-assessable shares of Common Stock set forth above and as adjusted herein (the "Warrant Shares"); provided, however, that this Warrant may only be exercised, from time to time, for that number of shares of Common Stock with an Aggregate Exercise Price equal to up to 135% of the cumulative amount of Tranche Purchase Prices under Tranche Notices delivered prior to or on the date of exercise.

This Warrant is issued pursuant to the Preferred Stock Purchase Agreement dated February 19, 2010, by and among the Company and the investor referred to therein (the "Purchase Agreement"). Except as otherwise defined herein, capitalized
      ------------------
terms in this Warrant shall have the meanings set forth in ARTICLE 13 hereof.

This Warrant shall consist of and be exercisable in tranches (each, a "Warrant Tranche"), with a separate tranche being created upon each delivery of a Tranche Notice under the Purchase Agreement. Each Warrant Tranche will grant to the Holder the right, for a five-year period commencing on the applicable Tranche Notice Date, to exercise the Warrant and purchase up to a number of shares of Common Stock with an Aggregate Exercise Price equal to 135% of the Tranche Purchase Price for the applicable Tranche Notice. Attached to this Warrant is a schedule (the "Warrant Tranche Schedule") that sets forth the issuance date, the
               ------------------------
number of Warrant Shares, and the Exercise Price for each Warrant Tranche. The Warrant Tranche Schedule shall be updated by the Company, with an updated copy provided to the Holder, promptly following each exercise of this Warrant. No portion of this Warrant shall vest or be exercisable except under the Warrant Tranches.

                                  ARTICLE 1
                             EXERCISE OF WARRANT.

1.1     MECHANICS OF EXERCISE.
        ---------------------

1.1.1 Subject to the terms and conditions hereof, this Warrant may be exercised by the Holder on any day on or after the Issuance Date, in whole or in part, by (i) delivery of a written notice to the Company, in the form attached hereto as Appendix 1 (the "Exercise Notice"), of the Holder's election
                                    ---------------
to exercise this Warrant, and (ii) payment to the Company of an amount equal to the applicable Exercise Price multiplied by the number of Warrant Shares as to which this Warrant is being exercised (the "Aggregate Exercise Price"), with
                                            ------------------------
such payment made, at Investor's option, (x) in cash or by wire transfer of immediately available funds, (y) by the issuance and delivery of a recourse promissory note substantially in the form attached hereto as Appendix 2 (each, a "Recourse Note"), or (z) if applicable, by cashless exercise pursuant to Section
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1.3.
---

1.1.2 The Holder shall not be required to deliver the original Warrant in order to effect an exercise hereunder. Execution and delivery of the Exercise Notice with respect to less than all of the Warrant Shares shall have the same effect as cancellation of the original Warrant and issuance of a new Warrant evidencing the right to purchase the remaining number of Warrant Shares.

1.1.3 On the Trading Day on which the Company has received each of the Exercise Notice and the Aggregate Exercise Price (the "Exercise Delivery
                                                       -----------------
Documents") from the Holder by 6:30 p.m. Eastern time, or on the next Trading
---------
Day if the Exercise Delivery Documents are received after 6:30 p.m. Eastern time or on a non-Trading Day (in each case, the "Exercise Delivery Date"), the
                                            ----------------------
Company shall transmit (i) a facsimile acknowledgment of confirmation of receipt of the Exercise Delivery Documents to the Holder, and (ii) an electronic copy of its share issuance instructions to the Holder and to the Company's transfer agent (the "Transfer Agent"), with such transmissions to comply with the notice
            --------------
provisions contained in Section 6.2 of the Purchase Agreement, and shall
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instruct and authorize the Transfer Agent to credit such aggregate number of freely-tradable Warrant Shares to which the Holder is entitled to receive upon such exercise to the Holder's or its designee's balance account with The Depository Trust Company (DTC) through the Fast Automated Securities Transfer
(FAST) Program through its Deposit Withdrawal Agent Commission (DWAC) system, with such credit to occur no later than 12:00 p.m. Eastern Time on the Trading Day following the Exercise Delivery Date, time being of the essence; provided, however, that if the Warrant Shares are not credited as DWAC Shares by 12:00 p.m. Eastern Time on the Trading Day following the Exercise Delivery Date, then the Tranche Closing Date applicable to the Exercise Notice shall be extended by one Trading Day for each Trading Day that timely credit of DWAC Shares is not made.

1.1.4 Upon delivery of the Exercise Delivery Documents, the Holder shall be deemed for all corporate purposes to have become the holder of record of the Warrant Shares with respect to which this Warrant has been exercised, irrespective of the date such Warrant Shares are credited to the Holder's DTC account. Any Warrant delivered in connection with a Tranche Notice and exercised by Holder shall be deemed exercised (i) on the Tranche Notice Date, if exercised by 6:30 p.m. Eastern time on the Tranche Notice Date, or (ii) on the next Trading Day, if exercised by Investor after 6:30 p.m. Eastern Time on the Tranche Notice Date or on any other date, in each case with Holder deemed to be a holder of record as of such date.

1.1.5 If this Warrant is exercised and the number of Warrant Shares represented by this Warrant is greater than the number of Warrant Shares being acquired upon such exercise, then the Company shall, as soon as practicable and in no event later than one Trading Day after such exercise, update the Tranche Exercise Schedule to reflect the revised number of Warrant Shares for which this Warrant is then exercisable and deliver a copy of the updated Tranche Exercise Schedule to the Holder. No fractional shares of Common Stock are to be issued upon the exercise of this Warrant, but rather the number of shares of Common Stock to be issued shall be rounded up to the nearest whole number. The Company shall pay any and all taxes which may be payable with respect to the issuance and delivery of Warrant Shares upon exercise of this Warrant, other than income-related taxes payable by the Investor.

1.2     ADJUSTMENTS TO EXERCISE PRICE AND NUMBER OF SHARES.  In addition to
        --------------------------------------------------
other adjustments specified herein, the Exercise Price of this Warrant and the number of shares of Common Stock issuable upon exercise shall be adjusted as follows:

1.2.1     EXERCISE PRICE.  The "Exercise Price" per share of Common Stock
          --------------
underlying this Warrant, subject to further adjustment as provided herein, shall be as follows: (i) with respect to the portion of this Warrant issued on the Effective Date and until the first Tranche Notice Date, the amount per Warrant Share set forth on the face of this Warrant, which is equal to Closing Bid Price for the Common Stock on the Trading Day prior to the Effective Date, and (ii) with respect to the portion of this Warrant that becomes exercisable on any Tranche Notice Date (including the first Tranche Notice Date), an amount per Warrant Share equal to the Closing Bid Price of a share of Common Stock on such Tranche Notice Date.

1.2.2     NUMBER OF SHARES.  The number of Warrant Shares underlying this
          ----------------
Warrant and each Warrant Tranche, subject to further adjustment as provided herein, shall be as follows: (i) with respect to the portion of this Warrant issued on the Effective Date and until the first Tranche Notice Date, the number of shares set forth on the face of this Warrant, which is a number of shares of Common Stock equal to the Maximum Placement multiplied by 135%, with the resulting sum divided by the Closing Bid Price of a share of Common Stock on the Trading Day prior to the Effective Date, and (ii) with respect to the portion of this Warrant issued on any Tranche Notice Date including the first Tranche Notice Date, a number of shares equal to the Tranche Purchase Price set forth in the applicable Tranche Notice multiplied by 135%, with the resulting sum divided by the Closing Bid Price of a share of Common Stock on the Tranche Notice Date. For example, if the Tranche Purchase Price is $1,000,000 and the Closing Bid Price is $0.50, then the number of Warrant Shares underlying that Warrant Tranche shall be $1,000,000 x 135% = $1,350,000 divided by $0.50 = 2,700,000 shares of Common Stock. On each Tranche Notice Date, the number of Warrant Shares underlying the related Warrant Tranche shall vest and become exercisable, and the aggregate number of Warrant Shares underlying this Warrant that are currently exercisable shall automatically adjust up or down to account for the change in the number of Warrant Shares covered by the new Warrant Tranche and for any Warrant Shares issued upon any prior or simultaneous exercise of this Warrant. If at any time the Holder reasonably believes that the number of Warrant Shares included in the Registration Statement is not sufficient to cover all exercises under this Warrant, then the Company shall amend such Registration Statement to include the additional number of Warrant Shares that may be required to provide such coverage.

1.3     CASHLESS EXERCISE.  Notwithstanding anything contained herein to the
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contrary, if at any time there is not a current, valid and effective registration statement covering the Warrant Shares that are the subject of the Exercise Notice (the "Unavailable Warrant Shares"), the Holder may, in its sole
                      --------------------------
discretion, exercise this Warrant in whole or in part and, in lieu of making the cash payment otherwise contemplated to be made to the Company upon such exercise in payment of the Aggregate Exercise Price, elect instead to receive upon such exercise the "Net Number" of shares of Common Stock determined according to the following formula (a "Cashless Exercise"):

Net Number =     (B-C) x A
                 ---------
                    B

For purposes of the foregoing formula:

A = the total number of shares with respect to which this Warrant is then being exercised.

B = the average of the Closing Bid Prices of the shares of Common Stock (as reported by Bloomberg) for the five (5) consecutive Trading Days ending on the date immediately preceding the date of the Exercise Notice.

C = the Exercise Price then in effect for the applicable Warrant Shares at the time of such exercise.


1.4     COMPANY'S FAILURE TO TIMELY DELIVER SECURITIES.  If the Company shall
        ----------------------------------------------
fail, for any reason or for no reason to credit to the Holder's balance account with DTC, by 12:00 p.m. Eastern time on the Trading Day following the
Exercise Delivery Date, the number of shares of Common Stock to which the Holder is entitled upon the Holder's exercise of this Warrant, then, in addition to all other remedies available to the Holder, the Company shall pay in cash to the Holder on each day after such Trading Day that the issuance of such shares of Common Stock is not timely effected an amount equal to 1.5% of the product of
(A) the sum of the number of shares of Common Stock not issued to the Holder on a timely basis and to which the Holder is entitled and (B) the Closing Bid Price of the shares of Common Stock on the Trading Day immediately preceding the last possible date which the Company could have issued such shares of Common Stock to the Holder without violating Section 1.1. In addition to the foregoing, if
                             -----------
after the Company's receipt of an Exercise Notice the Company shall fail to timely (pursuant to Section 1.1.3 hereof) credit the Holder's balance account
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with DTC for the number of shares of Common Stock to which the Holder is entitled upon the Holder's exercise hereunder, and the Holder purchases (in an open market transaction or otherwise) shares of Common Stock to deliver in satisfaction of a sale by the Holder of shares of Common Stock issuable upon such exercise that the Holder anticipated receiving from the Company, then the Company shall, within one Trading Day after the Holder's request and in the Holder's discretion, either (i) pay cash to the Holder in an amount equal to the Holder's total purchase price (including brokerage commissions, if any) for the shares of Common Stock so purchased (the "Buy-In Price"), at which point the
                                          ------------
Company's obligation to credit such Holder's balance account with DTC for the number of Warrant Shares to which the Holder is entitled upon the Holder's exercise hereunder and to issue such Warrant Shares shall terminate, or (ii) promptly honor its obligation to credit such Holder's balance account with DTC for the number of Warrant Shares to which the Holder is entitled upon the Holder's exercise hereunder and pay cash to the Holder in an amount equal to the excess (if any) of the Buy-In Price over the product of (A) such number of shares of Common Stock sold by Holder in satisfaction of its obligations, times
(B) the Closing Bid Price on the date of exercise.

1.5     EXERCISE LIMITATION.  Notwithstanding any other provision, at no time
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may the Holder (a) exercise this Warrant such that the number of Warrant Shares to be received pursuant to such exercise exceeds 135.0% of the aggregate of all Tranche Purchase Prices under and in connection with all Tranche Notices delivered pursuant to the Purchase Agreement prior to the date of exercise; or
(b) exercise this Warrant such that the number of Warrant Shares to be received pursuant to such exercise, aggregated with all other shares of Common Stock then owned, or deemed beneficially owned, by the Holder and its affiliates, would result in the Holder and its affiliates owning more than 9.99% of all of such Common Stock as would be outstanding on the date of exercise, as determined in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder. In addition, as of any date, the aggregate number of shares of Common Stock into which this Warrant is exercisable within 61 days, together with all other shares of Common Stock then beneficially owned (as such term is defined in Rule 13(d) under the Exchange Act) by Holder and its affiliates, shall not exceed 9.99% of the total outstanding shares of Common Stock as of such date.

1.6     ACTIVITY RESTRICTIONS.  For so long as Holder or any of its affiliates
        ---------------------
holds this Warrant or any Warrant Shares, neither Holder nor any affiliate will:
(i) vote any shares of Common Stock owned or controlled by it, solicit any proxies, or seek to advise or influence any Person with respect to any voting securities of the Company; (ii) engage or participate in any actions, plans or proposals which relate to or would result in (a) acquiring additional securities of the Company, alone or together with any other Person, which would result in beneficially owning or controlling more than 9.99% of the total outstanding Common Stock or other voting securities of the Company, (b) an extraordinary corporate transaction, such as a merger, reorganization or liquidation, involving Company or any of its subsidiaries, (c) a sale or transfer of a material amount of assets of the Company or any of its subsidiaries, (d) any change in the present board of directors or management of the Company, including any plans or proposals to change the number or term of directors or to fill any existing vacancies on the board, (e) any material change in the present capitalization or dividend policy of the Company, (f) any other material change in the Company's business or corporate structure, including but not limited to, if the Company is a registered closed-end investment company, any plans or proposals to make any changes in its investment policy for which a vote is required by Section 13 of the Investment Company Act of 1940, (g) changes in the Company's charter, bylaws or instruments corresponding thereto or other actions which may impede the acquisition of control of the Company by any Person, (h) causing a class of securities of the Company to be delisted from a national securities exchange or to cease to be authorized to be quoted in an inter-dealer quotation system of a registered national securities association, (i) a class of equity securities of the Company becoming eligible for termination of registration pursuant to Section 12(g)(4) of the Act, or (j) any action, intention, plan or arrangement similar to any of those enumerated above; or
(iii) request the Company or its directors, officers, employees, agents or representatives to amend or waive any provision of this Section 1.6.
                                                        -----------

1.7     DISPUTES.  In the case of a dispute as to the determination of the
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Exercise Price or the arithmetic calculation of the Warrant Shares, the Company shall promptly issue to the Holder the number of Warrant Shares that are not disputed and resolve such dispute in accordance with Section 12.
                                                     ----------

1.8     INSUFFICIENT AUTHORIZED SHARES.  If at any time while any portion of
        ------------------------------
this Warrant remains outstanding the Company does not have a sufficient number of authorized and unreserved shares of Common Stock to satisfy its obligation to reserve for issuance upon exercise of this Warrant at least a number of shares of Common Stock equal to 110% of the number of shares of Common Stock as shall from time to time be necessary to effect the exercise of the portion of the Warrant then outstanding (the "Required Reserve Amount") (an "Authorized Share
                               -----------------------        ----------------
Failure"), then the Company shall immediately take all action necessary to
-------
increase the Company's authorized shares of Common Stock to an amount sufficient to allow the Company to reserve the Required Reserve Amount for the portion of the Warrant then outstanding. Without limiting the generality of the foregoing sentence, as soon as practicable after the date of the occurrence of an Authorized Share Failure, but in no event later than 90 days after the occurrence of such Authorized Share Failure, the Company shall hold a meeting of its stockholders for the approval of an increase in the number of authorized shares of Common Stock. In connection with such meeting, the Company shall provide each stockholder with a proxy statement and shall use its best efforts to solicit its stockholders' approval of such increase in authorized shares of Common Stock and to cause its board of directors to recommend to the stockholders that they approve such proposal.


                                  ARTICLE 2
          ADJUSTMENT UPON SUBDIVISION OR COMBINATION OF COMMON STOCK
          ----------------------------------------------------------

     If the Company at any time on or after the Issuance Date subdivides (by any stock split, stock dividend, recapitalization or otherwise) one or more classes of its outstanding shares of Common Stock into a greater number of shares, the Exercise Price in effect immediately prior to such subdivision will be proportionately reduced and the number of Warrant Shares will be proportionately increased. If the Company at any time on or after the Issuance Date combines (by combination, reverse stock split or otherwise) one or more classes of its outstanding shares of Common Stock into a smaller number of shares, the Exercise Price in effect immediately prior to such combination will be proportionately increased and the number of Warrant Shares will be proportionately decreased. Any adjustment under this ARTICLE 2 shall become effective at the close of business on the date the subdivision or combination becomes effective.


                                  ARTICLE 3
                 PURCHASE RIGHTS; FUNDAMENTAL TRANSACTIONS
                 -----------------------------------------

3.1     PURCHASE RIGHTS.  In addition to any adjustments pursuant to ARTICLE 2
        ---------------
above, if at any time the Company grants, issues or sells any Options, Convertible Securities or rights to purchase stock, warrants, securities or other property pro rata to the record holders of any class of shares of Common Stock (the "Purchase Rights"), then the Holder will be entitled to acquire, upon
            ---------------
the terms applicable to such Purchase Rights, the aggregate Purchase Rights which the Holder could have acquired if the Holder had held the number of shares of Common Stock acquirable upon complete exercise of this Warrant (without regard to any limitations on the exercise of this Warrant) immediately before the date on which a record is taken for the grant, issuance or sale of such Purchase Rights, or, if no such record is taken, the date as of which the record holders of shares of Common Stock are to be determined for the grant, issue or sale of such Purchase Rights.

3.2     SUBSEQUENT EQUITY SALES. In addition to any adjustments made pursuant to
        -----------------------
ARTICLE 2 above, if the Company or any Subsidiary thereof, as applicable, at any time subsequent to the first Tranche Closing Date while this Warrant is outstanding, shall sell or grant any option to purchase, or sell or grant any right to reprice, or otherwise dispose of or issue (or announce any offer, sale, grant or any option to purchase or other disposition) any Common Stock or Common Stock Equivalents entitling any Person other than the Holder to acquire shares of Common Stock, at an effective price per share less than the then Exercise Price (such lower price, the "Base Share Price" and such issuances,
                              ----------------
collectively, a "Dilutive Issuance"), then the Exercise Price shall be reduced
                 -----------------
and only reduced to equal the Base Share Price and the number of Warrant Shares issuable hereunder shall be increased such that the aggregate Exercise Price payable hereunder, after taking into account the decrease in the Exercise Price, shall be equal to the aggregate Exercise Price prior to such adjustment. Except as otherwise provided herein, such adjustment shall be made whenever such Common Stock or Common Stock Equivalents are issued. If the holder of the Common Stock or Common Stock Equivalents so issued shall at any time, whether by operation of purchase price adjustments, reset provisions, floating conversion, exercise or exchange prices or otherwise, or due to warrants, options or rights per share which are issued in connection with such issuance, be entitled to receive shares of Common Stock at an effective price per share which is less than the Exercise Price, such issuance shall be deemed to have occurred for less than the Exercise Price on such date of the Dilutive Issuance, provided, however, that such date
                                             --------  -------
of the Dilutive Issuance is after the first Tranche Closing Date. Notwithstanding the foregoing, no adjustments shall be made, paid or issued under this Section 3.2 in respect of an Exempt Issuance, subject to adjustment
           -----------
for reverse and forward stock splits, stock dividends, stock combinations and other similar transactions of the Common Stock, or securities issued under employee benefit plans, that occur after the date of the Purchase Agreement. The Company shall notify the Holder in writing, no later than the Trading Day following the issuance of any Common Stock or Common Stock Equivalents subject to this Section 3.2, indicating therein the applicable issuance price, or
        -----------
applicable reset price, exchange price, conversion price and other pricing terms (such notice the "Dilutive Issuance Notice"). For purposes of clarification,
                  ------------------------
whether or not the Company provides a Dilutive Issuance Notice pursuant to this
Section 3.2, upon the occurrence of any Dilutive Issuance, after the date of
-----------
such Dilutive Issuance the Holder is entitled to receive a number of Warrant Shares based upon the Base Share Price regardless of whether the Holder accurately refers to the Base Share Price in the Notice of Exercise.

3.3     FUNDAMENTAL TRANSACTIONS.  The Company shall not enter into or be party
        ------------------------
to a Fundamental Transaction unless the Successor Entity assumes in writing all of the obligations of the Company under this Warrant in accordance with the provisions of this Section 3.3 pursuant to written agreements in form and
                   -----------
substance satisfactory to the Required Holders and approved by the Required Holders prior to such Fundamental Transaction, including agreements to deliver to each Holder of this Warrant in exchange for such Warrant a security of the Successor Entity evidenced by a written instrument substantially similar in form and substance to this Warrant, including, without limitation, an adjusted exercise price equal to the value for the shares of Common Stock reflected by the terms of such Fundamental Transaction, and exercisable for a corresponding number of shares of capital stock equivalent to the shares of Common Stock acquirable and receivable upon exercise of this Warrant (without regard to any limitations on the exercise of this Warrant) prior to such Fundamental Transaction, and satisfactory to the Required Holders. Upon the occurrence of any Fundamental Transaction, the Successor Entity shall succeed to, and be substituted for (so that from and after the date of such Fundamental Transaction, the provisions of this Warrant referring to the "Company" shall refer instead to the Successor Entity), and may exercise every right and power of the Company and shall assume all of the obligations of the Company under this Warrant with the same effect as if such Successor Entity had been named as the Company herein. Upon consummation of the Fundamental Transaction, the Successor Entity shall deliver to the Holder confirmation that there shall be issued upon exercise of this Warrant at any time after the consummation of the Fundamental Transaction, in lieu of the shares of the Common Stock (or other securities, cash, assets or other property) purchasable upon the exercise of this Warrant prior to such Fundamental Transaction, such shares of stock, securities, cash, assets or any other property whatsoever (including warrants or other purchase or subscription rights) which the Holder would have been entitled to receive upon the happening of such Fundamental Transaction had this Warrant been converted immediately prior to such Fundamental Transaction, as adjusted in accordance with the provisions of this Warrant. In addition to and not in substitution for any other rights hereunder, prior to the consummation of any Fundamental Transaction pursuant to which holders of shares of Common Stock are entitled to receive securities or other assets with respect to or in exchange for shares of Common Stock (a "Corporate Event"), the Company shall make appropriate provision
                 ---------------
to insure that the Holder will thereafter have the right to receive upon an exercise of this Warrant at any time after the consummation of the Fundamental Transaction, in lieu of the shares of the Common Stock (or other securities, cash, assets or other property) purchasable upon the exercise of this Warrant prior to such Fundamental Transaction, such shares of stock, securities, cash, assets or any other property whatsoever (including warrants or other purchase or subscription rights) which the Holder would have been entitled to receive upon the happening of such Fundamental Transaction had this Warrant been exercised immediately prior to such Fundamental Transaction; provided, however, that in the event the Fundamental Transaction involves the issuance of cash or freely tradable securities by an issuer listed on the New York Stock Exchange or the Nasdaq Stock Market, then the ability to exercise this Warrant shall expire on the consummation of that Fundamental Transaction. Provision made pursuant to the preceding sentence shall be in a form and substance reasonably satisfactory to the Required Holders. The provisions of this Section 3.3 shall apply
                                                 -----------
similarly and equally to successive Fundamental Transactions and Corporate Events and shall be applied without regard to any limitations on the exercise of this Warrant.

3.4     Notwithstanding the foregoing Section 3.3, in the event of a Fundamental
                                      -----------
Transaction (other than one in which the Successor Entity is (i) The Quercus Trust or an Affiliate thereof, or (ii) a Public Successor Entity that assumes this Warrant such that this Warrant shall be exercisable for the publicly traded common stock of such Public Successor Entity), at the request of the Holder delivered before the 90th day after the effective date of such Fundamental Transaction, the Company (or the Successor Entity) shall purchase this Warrant from the Holder by paying to the Holder, within five (5) Trading Days after such request (or, if later, on the effective date of the Fundamental Transaction), cash in an amount equal to the value of the remaining unexercised portion of this Warrant on the date of such consummation, which value shall be determined by use of the Black Scholes Option Pricing Model using a volatility equal to the 100 day average historical price volatility prior to the date of the public announcement of such Fundamental Transaction.


                                  ARTICLE 4
                              NONCIRCUMVENTION
                              ----------------

     The Company hereby covenants and agrees that the Company will not, by amendment of its certificate or articles of incorporation, articles of association, bylaws, or any other organization documents, or through any reorganization, transfer of assets, consolidation, merger, scheme of arrangement, dissolution, issue or sale of securities, or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, and will at all times in good faith carry out all the provisions of this Warrant and take all action as may be required to protect the rights of the Holder. Without limiting the generality of the foregoing, the Company (i) shall not increase the par value of any shares of Common Stock receivable upon the exercise of this Warrant above the Exercise Price then in effect, (ii) shall take all such actions as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable shares of Common Stock upon the exercise of this Warrant, and
(iii) shall, so long as any portion of this Warrant remains outstanding, take all action necessary to reserve and keep available out of its authorized and unissued shares of Common Stock, solely for the purpose of effecting the exercise of this Warrant, 110% of the number of shares of Common Stock as shall from time to time be necessary to effect the exercise of this Warrant then outstanding (without regard to any limitations on exercise).


                                  ARTICLE 5
                    WARRANT HOLDER NOT DEEMED A STOCKHOLDER
                    ---------------------------------------

     Except as otherwise specifically provided herein, the Holder, solely in such Person's capacity as a holder of this Warrant, shall not be entitled to vote or receive dividends or be deemed the holder of share capital of the Company for any purpose, nor shall anything contained in this Warrant be construed to confer upon the Holder, solely in such Person's capacity as the Holder of this Warrant, any of the rights of a stockholder of the Company or any right to vote, give or withhold consent to any corporate action (whether any reorganization, issue of stock, reclassification of stock, consolidation, merger, conveyance or otherwise), receive notice of meetings, receive dividends or subscription rights, or otherwise, prior to the issuance to the Holder of the Warrant Shares which such Person is then entitled to receive upon the due exercise of this Warrant. In addition, nothing contained in this Warrant shall be construed as imposing any liabilities on the Holder to purchase any securities (upon exercise of this Warrant or otherwise) or as a stockholder of the Company, whether such liabilities are asserted by the Company or by creditors of the Company. Notwithstanding this ARTICLE 5, the Company shall provide the Holder with copies of the same notices and other information given to the stockholders of the Company generally, contemporaneously with the giving thereof to the stockholders.


                                  ARTICLE 6
                           REISSUANCE OF WARRANTS
                           ----------------------

6.1     TRANSFER OF WARRANT.  If this Warrant is to be transferred, the Holder
        -------------------
shall surrender this Warrant to the Company, whereupon the Company will forthwith issue and deliver upon the order of the Holder a new Warrant (in accordance with Section 6.4), registered as the Holder may request, representing
                -----------
the right to purchase the number of Warrant Shares being transferred by the Holder and, if less then the total number of Warrant Shares then underlying this Warrant is being transferred, a new Warrant (in accordance with Section 6.4) to
                                                                -----------
the Holder representing the right to purchase the number of Warrant Shares not being transferred.

6.2     LOST, STOLEN OR MUTILATED WARRANT.  Upon receipt by the Company of
        ---------------------------------
evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant, and, in the case of loss, theft or destruction, of any indemnification undertaking by the Holder to the Company in customary form and, in the case of mutilation, upon surrender and cancellation of this Warrant, the Company shall execute and deliver to the Holder a new Warrant (in accordance with Section 6.4) representing the right to purchase the Warrant
                -----------
Shares then underlying this Warrant.

6.3     EXCHANGEABLE FOR MULTIPLE WARRANT.  This Warrant is exchangeable, upon
        ---------------------------------
the surrender hereof by the Holder at the principal office of the Company, for a new Warrant or Warrants (in accordance with Section 6.4) representing in the
                                            -----------
aggregate the right to purchase the number of Warrant Shares then underlying this Warrant, and each such new Warrant will represent the right to purchase such portion of such Warrant Shares as is designated by the Holder at the time of such surrender; provided, however, that no Warrant for fractional shares of Common Stock shall be given.

6.4     ISSUANCE OF NEW WARRANT.  Whenever the Company is required to issue a
        -----------------------
new Warrant pursuant to the terms of this Warrant, such new Warrant (i) shall be of like tenor with this Warrant, (ii) shall represent, as indicated on the face of such new Warrant, the right to purchase the Warrant Shares then underlying this Warrant (or in the case of a new Warrant being issued pursuant to Section
                                                                       -------
6.1 or Section 6.3, the Warrant Shares designated by the Holder which, when
---    -----------
added to the number of shares of Common Stock underlying the other new Warrant issued in connection with such issuance, does not exceed the number of Warrant Shares then underlying this Warrant), (iii) shall have an issuance date, as indicated on the face of such new Warrant which is the same as the Issuance Date, and (iv) shall have the same rights and conditions as this Warrant.


                                   ARTICLE 7
                                    NOTICES
                                    -------

     Whenever notice is required to be given under this Warrant, unless otherwise provided herein, such notice shall be given in accordance with Section
                                                                         -------
6.2 of the Purchase Agreement.  The Company shall provide the Holder with prompt
---
written notice of all actions taken pursuant to this Warrant, including in reasonable detail a description of such action and the reason therefore.
Without limiting the generality of the foregoing, the Company will give written notice to the Holder (i) immediately upon any adjustment of the Exercise Price, setting forth in reasonable detail, and certifying, the calculation of such adjustment and (ii) at least fifteen days prior to the date on which the Company closes its books or takes a record (A) with respect to any dividend or distribution upon the shares of Common Stock, (B) with respect to any grants, issuances or sales of any Options, Convertible Securities or rights to purchase stock, warrants, securities or other property to holders of shares of Common Stock as such or (C) for determining rights to vote with respect to any Fundamental Transaction, dissolution or liquidation, provided in each case that such information shall be made known to the public prior to or in conjunction with such notice being provided to the Holder.


                                   ARTICLE 8
                             AMENDMENT AND WAIVER
                             --------------------

     Except as otherwise provided herein, the provisions of this Warrant may be amended and the Company may take any action herein prohibited, or omit to perform any act herein required to be performed by it, only if the Company has obtained the written consent of the Required Holders; provided that except as set forth in this Warrant no such action may increase the exercise price of any Warrant or decrease the number of shares or class of stock obtainable upon exercise of any Warrant without the written consent of the Holder. No such amendment shall be effective to the extent that it applies to less than all of the holders of this Warrant.


                                    ARTICLE 9
                                  GOVERNING LAW
                                  -------------

     This Warrant shall be governed by and construed and enforced in accordance with, and all questions concerning the construction, validity, interpretation and performance of this Warrant shall be governed by, the internal laws of the State of New York, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New York or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of New York.


                                    ARTICLE 10
                              CONSTRUCTION; HEADINGS
                              ----------------------

     This Warrant shall be deemed to be jointly drafted by the Company and the Holder and shall not be construed against any person as the drafter hereof. The headings of this Warrant are for convenience of reference and shall not form part of, or affect the interpretation of, this Warrant.


                                   ARTICLE 11
                               DISPUTE RESOLUTION
                               ------------------

     In the case of a dispute as to the determination of the Exercise Price or the arithmetic calculation of the Warrant Shares, the Company shall submit the disputed determinations or arithmetic calculations via facsimile within 2 Trading Days of receipt of the Exercise Notice giving rise to such dispute, as the case may be, to the Holder. If the Holder and the Company are unable to agree upon such determination or calculation of the Exercise Price or the Warrant Shares within three Trading Days of such disputed determination or arithmetic calculation being submitted to the Holder, then the Company shall, within 2 Trading Days submit via facsimile (a) the disputed determination of the Exercise Price or arithmetic calculation to an independent, reputable investment bank or independent registered public accounting firm selected by Holder subject to Company's approval, which may not be unreasonably withheld or delayed, or (b) the disputed arithmetic calculation of the Warrant Shares to the Company's independent registered public accounting firm. The Company shall cause at its expense the investment bank or the accountant, as the case may be, to perform the determinations or calculations and notify the Company and the Holder of the results no later than 3 Trading Days from the time it receives the disputed determinations or calculations. Such investment bank's or accountant's determination or calculation, as the case may be, shall be binding upon all parties absent demonstrable error.


                                   ARTICLE 12
            REMEDIES, OTHER OBLIGATIONS, BREACHES AND INJUNCTIVE RELIEF
            -----------------------------------------------------------

     The remedies provided in this Warrant shall be cumulative and in addition to all other remedies available under this Warrant, at law or in equity (including a decree of specific performance and/or other injunctive relief), and nothing herein shall limit the right of the Holder right to pursue actual damages for any failure by the Company to comply with the terms of this Warrant. The Company acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to the Holder and that the remedy at law for any such breach may be inadequate. The Company therefore agrees that, in the event of any such breach or threatened breach, the holder of this Warrant shall be entitled, in addition to all other available remedies, to an injunction restraining any breach, without the necessity of showing economic loss and without any bond or other security being required.


                                   ARTICLE 13
                                  DEFINITIONS
                                  -----------

     For purposes of this Warrant, in addition to the terms defined elsewhere herein, the following terms shall have the following meanings:

13.1     "Bloomberg" means Bloomberg Financial Markets.
          ---------

13.2     "Closing Bid Price" means, for any security as of any date, the last
          -----------------
closing bid price for such security on the Trading Market, as reported by Bloomberg, or, if the Trading Market begins to operate on an extended hours basis and does not designate the closing bid price, then the last bid price of such security prior to 4:00 p.m., Eastern time, as reported by Bloomberg, or, if the Trading Market is not the principal securities exchange or trading market for such security, the last closing bid price of such security on the principal securities exchange or trading market where such security is listed or traded as reported by Bloomberg, or if the foregoing do not apply, the last closing bid price of such security in the over-the-counter market on the electronic bulletin board for such security as reported by Bloomberg, or, if no closing bid price is reported for such security by Bloomberg, the average of the bid prices of any market makers for such security as reported in the "pink sheets" by Pink Sheets LLC (formerly the National Quotation Bureau, Inc.). If the Closing Bid Price cannot be calculated for a security on a particular date on any of the foregoing bases, the Closing Bid Price of such security on such date shall be the fair market value as mutually determined by the Company and Holder. If the Company and Holder are unable to agree upon the fair market value of such security, then such dispute shall be resolved pursuant to ARTICLE 11. All such determinations to be appropriately adjusted for any stock dividend, stock split, stock combination or other similar transaction during the applicable calculation period.

13.3     "Common Stock" means (i) the Company's shares of Common Stock, par
          ------------
value $0.001 per share, and (ii) any share capital into which such Common Stock shall have been changed or any share capital resulting from a reclassification of such Common Stock.

13.4     "Common Stock Deemed Outstanding" means, at any given time, the number
          -------------------------------
of shares of Common Stock actually outstanding at such time, plus the number of shares of Common Stock deemed to be outstanding pursuant to Section 3.1 hereof
                                                            -----------
regardless of whether the Options or Convertible Securities are actually exercisable at such time, but excluding any shares of Common Stock owned or held by or for the account of the Company or issuable upon exercise of this Warrant.

13.5     "Common Stock Equivalents" means any securities of the Company or the
          ------------------------
Subsidiaries which would entitle the holder thereof to acquire at any time Common Stock, including, without limitation, any debt, preferred stock, rights, options, warrants or other instrument that is at any time convertible into or exercisable or exchangeable for, or otherwise entitles the holder thereof to receive, Common Stock.

13.6     "Convertible Securities" means any stock or securities (other than
          ----------------------
Options) directly or indirectly convertible into or exercisable or exchangeable for shares of Common Stock.

13.7     "DWAC Shares" means all Warrant Shares issued or issuable to Holder or
          -----------
any Affiliate, successor or assign of Holder pursuant to this Warrant, all of which shall be (a) issued in electronic form, (b) freely tradable and without restriction on resale, and (c) timely credited by Company to the specified Deposit/Withdrawal at Custodian (DWAC) account with DTC under its Fast Automated Securities Transfer (FAST) Program or any similar program hereafter adopted by DTC performing substantially the same function, in accordance with instructions issued to and countersigned by the Transfer Agent of the Company.

13.8     "Eligible Market" means the Trading Market, The New York Stock
          ---------------
Exchange, Inc., The NASDAQ Global Select Market, The NASDAQ Global Market, The NASDAQ Capital Market, the NYSE Amex or the OTC Bulletin Board, but does not include the Pink Sheets.

13.9     "Exempt Issuance" means the issuance of (a) shares of Common Stock or
          ---------------
options to employees, officers, or directors of the Company pursuant to any stock or option plan duly adopted for such purpose, by a majority of the non-employee members of the Board of Directors or a majority of the members of a committee of non-employee directors established for such purpose, (b) securities upon the exercise or exchange of or conversion of any Securities issued hereunder and/or other securities exercisable or exchangeable for or convertible into shares of Common Stock issued and outstanding on the date of this Agreement, provided that such securities have not been amended since the date of this Agreement to increase the number of such securities or to decrease the exercise price, exchange price or conversion price of such securities (except as a result of anti-dilution provisions therein), (c) securities issued pursuant to acquisitions or strategic transactions approved by a majority of the disinterested directors of the Company, provided that any such issuance shall only be to a Person (or to the equity holders of a Person) which is, itself or through its subsidiaries, an operating company or an asset in a business synergistic with the business of the Company and shall provide to the Company additional benefits in addition to the investment of funds, but shall not include a transaction in which the Company is issuing securities primarily for the purpose of raising capital or to an entity whose primary business is investing in securities, and (d) up to $3,500,000 in Common Stock that may be issued to The Quercus Trust and/or its Affiliates and/or any other holders of Common Stock of the Company.

13.10     "Fundamental Transaction" has the meaning set forth in the Purchase
           -----------------------
Agreement.

13.11     "Maximum Placement" has the meaning set forth in the Purchase
           -----------------
Agreement.

13.12     "Options" means any rights, warrants or options to subscribe for or
           -------
purchase shares of Common Stock or Convertible Securities.

13.13     "Parent Entity" of a Person means an entity that, directly or
           -------------
indirectly, controls the applicable Person and whose common stock or equivalent equity security is quoted or listed on an Eligible Market, or, if there is more than one such Person or Parent Entity, the Person or Parent Entity with the largest public market capitalization as of the date of consummation of the Fundamental Transaction.

13.14     "Person" means an individual, a limited liability company, a
           ------
partnership, a joint venture, a corporation, a trust, an unincorporated organization, any other entity and a government or any department or agency thereof.

13.15     "Public Successor Entity" means a Successor Entity that is a publicly
           -----------------------
traded corporation whose stock is quoted or listed for trading on an Eligible Market.

13.16     "Required Holders" means the Holders of this Warrant representing at
           ----------------
least a majority of shares of Common Stock underlying this Warrant as then outstanding.

13.17     "Successor Entity" means the Person (or, if so elected by the Required
           ----------------
Holders, the Parent Entity) formed by, resulting from or surviving any Fundamental Transaction or the Person (or, if so elected by the Required Holders, the Parent Entity) with which such Fundamental Transaction shall have been entered into.

13.18     "Trading Day" means any day on which the Common Stock is traded on an
           -----------
Eligible Market; provided that it shall not include any day on which the Common Stock (a) is suspended from trading, or (b) is scheduled to trade on such exchange or market for less than 5 hours.

13.19     "Trading Market" means the OTC Bulletin Board, the NASDAQ Capital
           --------------
Market, the NASDAQ Global Market, the NASDAQ Global Select Market, the NYSE Amex, or the New York Stock Exchange, whichever is at the time the principal trading exchange or market for the Common Stock, but does not include the Pink Sheets inter-dealer electronic quotation and trading system.

13.20     "Tranche Closing Date" has the meaning set forth in the Purchase
           --------------------
Agreement.

13.21     "Tranche Notice" has the meaning set forth in the Purchase Agreement.
           --------------

13.22     "Tranche Notice Date" has the meaning set forth in the Purchase
           -------------------
Agreement.

13.23     "Tranche Purchase Price" has the meaning set forth in the Purchase
           ----------------------
Agreement.

     IN WITNESS WHEREOF, the Company has caused this Warrant to Purchase Common Stock to be duly executed as of the Issuance Date set out above.


ENTECH SOLAR, INC.


By:       /s/ Sandra J. Martin
      ---------------------------------
      Name:   Sandra J. Martin
      Title:  Chief Financial Officer